Capital Management	12 Months Ended
Dec. 31, 2020
Text Block [Abstract]
Capital Management
27.	CAPITAL MANAGEMENT
The Company’s primary objective when managing capital is to ensure it will be able to continue as a going concern and that it has
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ufficient ability to satisfy its capital obligations and ongoing operational expenses, as well as having sufficient liquidity to fund suitable business opportunities as they arise.
The capital of the Company includes the components of equity and loans and borrowings net of cash and cash equivalents. Capital, as defined above, is summarized in the following table:

	December 31, 2020	December 31, 2019
Equity	$1,446,955	$403,059
Loans and borrowings	545,241	264,049

	1,992,196	667,108
Cash and cash equivalents	(344,926)	(67,716)

Total	$1,647,270	$599,392
The Company manages its capital structure and makes adjustments as necessary in light of economic conditions. The Company, upon approval from its Board of Directors, intends to balance its overall capital structure through new share issues or by undertaking other activities as deemed appropriate under the specific circumstances. To maintain its capital structure the Company may, from time to time, issue or buy back equity, repay debt or sell assets
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In connection with the issuance of the Convertible Notes, the Company and Mubadala entered into an investor rights agreement, providing Mubadala, among certain other rights, the right to a nominee on the Company’s Board of Directors and standard anti-dilution rights.